UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2007

GTSI Corp.

Incorporated in Delaware

Commission File No. 0-19394

I.R.S. Employer Identification No. 54-1248422

3901 Stonecroft Boulevard

Chantilly, Virginia  20151-1010

(703) 502-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On January 3, 2007, GTSI Corp. (the “Company”) issued a press release announcing it has been formally notified by the Nasdaq Listing Qualifications Panel that the Company is now in compliance with all Nasdaq’s requirements for continued listing on The Nasdaq Stock Market.

A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits.

99.1         Press Release issued by GTSI Corp., dated January 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTSI Corp.

	By:	/s/ Joe Ragan
Joe Ragan
Senior Vice President and CFO

Date: January 3, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by GTSI Corp., dated January 3, 2007.